UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)    November 24, 2015

GE Dealer Floorplan Master Note Trust

Central Index Key Number of Issuing Entity:

0001290200

CDF Funding, Inc.

Central Index Key Number of Depositor:

0001290205

GE Commercial Distribution Finance LLC

Central Index Key Number of Sponsor:

0001185251

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware
(State or Other Jurisdiction of Incorporation

333-115582
333-115582-03
333-130782-02
333-130782
333-158937-01
333-158937
333-189041
333-189041-01	20-1060484 (CDF Funding, Inc.)
(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192
(Address of Principal Executive Offices)	(Zip Code)

(847) 747-4043
(Registrant’s Telephone Number, Including Area Code)

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

On November 24, 2015, the following amendments to material definitive agreements, which are filed as exhibits to this Report, were entered into:

1.          Supplement No. 1 to Amended and Restated Master Indenture, dated as of November 24, 2015 (“Supplement No. 1 to Amended and Restated Master Indenture”), between GE Dealer Floorplan Master Note Trust (the “Issuing Entity”) and Deutsche Bank Trust Company Americas, as Indenture Trustee, pursuant to which (i) certain technical amendments to the definitions were effected to, among other things, allow for the Issuing Entity to adopt new credit and collection policies from time to time and to remove references to General Electric Capital Corporation (“GECC”) as an originator, (ii) the document provisions relating to the commingling of collections were amended to permit intra-month commingling of collections to the extent a servicer performance guaranty is in place and the servicer performance guarantor thereunder maintains certain minimum ratings and (iii) the Amended and Restated Master Indenture was amended to require the Indenture Trustee to give notice to the servicer performance guarantor (if any) of any failure by the master servicer to perform is obligations to the extent the Indenture Trustee has actual knowledge thereof.

2.          Amendment No. 1 to Amended and Restated Receivables Purchase and Contribution Agreement, dated as of November 24, 2015 (“Amendment No. 1 to Amended and Restated Receivables Purchase and Contribution Agreement”), between CDF Funding, Inc. and the Issuing Entity, pursuant to which certain technical amendments to the definition of “Credit and Collection Policies” were effected to allow for the Issuing Entity to adopt new credit and collection policies from time to time.

3.          Amendment No. 2 to Amended and Restated Intercreditor Agreement, dated as of November 24, 2015 (“Amendment No. 2 to Amended and Restated Intercreditor Agreement”), among GECC, GE Commercial Distribution Finance LLC, Brunswick Acceptance Company, LLC, Polaris Acceptance, the Issuing Entity and the Indenture Trustee, pursuant to which certain technical amendments were effected to remove references to GECC as a seller thereunder.

4.          Amendment No. 1 to Second Amended and Restated Servicing Agreement, dated as of November 24, 2015 (“Amendment No. 1 to Second Amended and Restated Servicing Agreement”), between the Issuing Entity and GECC, pursuant to which the document provisions relating to the designation of the Master Servicer thereunder were amended to permit a Successor Master Servicer thereunder that does not meet specified ratings thresholds to the extent a servicer performance guaranty with an eligible servicer performance guarantor is in place with respect to the obligations of such Successor Master Servicer.

Item 9.01 Financial Statements and Exhibits

(a)          Not applicable

(b)          Not applicable

(c)          Not applicable

(d)          Exhibits

Exhibit No.	Document Description

4.1	Supplement No. 1 to Amended and Restated Master Indenture

4.2	Amendment No. 1 to Amended and Restated Receivables Purchase and Contribution Agreement

4.3	Amendment No. 2 to Amended and Restated Intercreditor Agreement

4.4	Amendment No. 1 to Second Amended and Restated Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC.
(Registrant)

Dated: November 30, 2015	By:	/s/John E. Peak
	Name:	John E. Peak
	Title:	Vice President